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                      MFS PENNSYLVANIA MUNICIPAL BOND FUND


                      Supplement to the Current Prospectus

         The section of the Prospectus entitled, "Expense Summary" is hereby revised as follows:

1.       EXPENSE SUMMARY

Shareholder Transaction Expenses:                              Class A  Class B

     Maximum Initial Sales Charge Imposed on Purchases
       of Fund Shares (as a percentage of offering price)....   4.75%    0.00%
     Maximum Contingent Deferred Sales Charge (as a percentage
       of original purchase price or redemption proceeds,
       as applicable)........................................See Below1  4.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

     Management Fees (after expense limitation)2.............   0.45%    0.45%
     Rule 12b-1 Fees (after expense limitation)..............   0.00%3   0.78%4
     Other Expenses (after expense limitation)5, 6...........   0.00%    0.00%
                                                                -----    -----
     Total Operating Expenses (after expense limitation) 7...   0.45%    1.23%
-----------------------------
1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
2. As of April 1, 1997, the Adviser voluntarily reduced the management fee to 0.25% per annum of the Fund's average daily net assets; on July 1, 1997, the Adviser will reduce the management fee to 0.35% per annum of the Fund's average daily net assets; and on October 1, 1997, the Adviser will reduce the management fee to 0.45% per annum of the Fund's average daily net assets for an indefinite period of time. Prior to April 1, 1997, the Adviser voluntarily reduced the management fee to 0.10% of the Fund's average daily net assets.
   Absent these reductions, the management fee would be 0.55%.
3. The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
   Act")  (the  "Distribution   Plan"),   which  provides  that  it  will  pay
   distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. The 0.25% per annum Class A service fee will commence when net assets attributable to Class A shares first equal or exceed $50 million and payment of the 0.10% per annum Class A distribution fee will commence on such date or dates as the Trustees of the Trust may determine. Distribution expenses under the Distribution Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Distribution Plan" in the Prospectus.)
4. The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares, the payment of the Class B service fee will be suspended until such date as the Class A service fee first becomes payable. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Distribution Plan" in the Prospectus.)
5. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
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6. The  Adviser  has  agreed  to bear the  Fund's  expenses  such  that  "Other
   Expenses" do not exceed 0.00% per annum of the Fund's average daily net assets during the current fiscal year. While the Adviser is entitled to be reimbursed by the Fund for bearing the Fund's expenses, the Adviser is currently waiving its right to reimbursement. Absent this arrangement, "Other Expenses" would be 0.45% per annum for Class A and Class B shares. See "Expenses" below.
7. Absent the expense limitations described above, "Total Operating Expenses" would be 1.00% and 1.78% per annum, for Class A and Class B shares, respectively.




                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

         Period                         Class A                 Class B
                                                                     (1)

          1 year........................ $52              $53       $13
          3 years.......................  61               69        39
          5 years.......................  72               88        68
         10 years....................... 101              127(2)    127 (2)
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1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

         The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections in the Prospectus: (i) varying sales charges on share purchases "Purchases"; (ii) varying CDSCs - "Purchases";
(iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plan".

         The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

 2.      INFORMATION CONCERNING THE FUND - EXPENSES

 Information on Expenses on pages 65 and 66 of the Prospectus pertaining to the Fund is hereby replaced in its entirety with the following: "Subject to termination or revision at the sole discretion of the Adviser, the Adviser has agreed to bear for an indefinite period the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees and class specific expenses, do not exceed 0.00% per annum of its average daily net assets ("Maximum Percentage"). While a portion of the payments made by the Adviser on behalf of the Fund under this arrangement are subject to reimbursement by the Fund to the Adviser, the Adviser is currently waiving its right to reimbursement by the Fund.


                        The date of this  Supplement is April 1, 1997.